                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement        [_]  CONFIDENTIAL, FOR USE OF THE
                                            COMMISSION ONLY (AS PERMITTED BY
                                            RULE 14A-6(E)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 Tenneco Inc.
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               (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

DANA G. MEAD                    Tenneco
Chairman and                    1275 King Street
Chief Executive Officer         Greenwich, Connecticut 06831


                                                             [LOGO] TENNECO INC.

                              IMPORTANT REMINDER

Dear Tenneco Shareowner:

  You have previously been sent important information regarding the proposed reorganization of Tenneco into three separate companies: New Tenneco Inc. (to be renamed Tenneco Inc.), Newport News Shipbuilding Inc. and E1 Paso Natural Gas Company.

  Your vote is important to ensure the successful completion of this transaction.

  As a Common Shareowner in Tenneco, under the proposed reorganization, you will be entitled to receive:

  . One share of New Tenneco for every share of your current Tenneco shares.

  . One share of Newport News Shipbuilding for every five shares of your current Tenneco shares.

  . Shares in El Paso Natural Gas Company which will be allocated based on a formula more fully described in the Joint Proxy Statement/Prospectus which has already been mailed to you.

  Tenneco Preferred Shareowners (other than holders of recently issued shares of Tenneco Junior Preferred Stock) will receive common shares of El Paso Natural Gas Company.

  Your Board of Directors has determined that the transaction is in the best interests of shareowners. The Board has approved the transaction and recommends that shareowners approve the transaction by executing and returning the enclosed proxy card.

  If you have not yet voted your proxy, please sign, date and return it in the enclosed postage paid envelope.

  If you need additional information regarding this transaction, please call our proxy solicitor, Georgeson & Company Inc. at 1-800-223-2064.

  Thank you for your support.

  Sincerely,

  /s/ Dana G. Mead
  Dana G. Mead
  Chairman and Chief Executive Officer
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P
R
O
X
Y


                                                LOGO

                               TENNECO INC.

           SPECIAL MEETING OF STOCKHOLDERS -- DECEMBER 10, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned does hereby appoint D.G. MEAD, P.T. FLAWN and K.A. STEWART, and any of them, with full power of substitution, as Proxies to vote, as directed on the reverse side of this card, or, if not so directed, in accordance with the Board of Directors' recommendations, all shares of Tenneco Inc. ("Tenneco") held of record by the undersigned at the close of business on November 6, 1996 and entitled to vote at the Special Meeting of Stockholders of Tenneco, to be held at 10:00 a.m., December 10, 1996, at Tenneco's executive offices at 1275 King Street, Greenwich, Connecticut, or at any adjournment(s) or postponement(s) of such meeting, for the purpose identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Special Meeting, including, without limitation, an adjournment of the Special Meeting to obtain a quorum, to solicit additional votes in favor of proposal 1 and/or to allow for fulfillment of certain conditions precedent to the Transaction (as defined on reverse side).

    You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE, but you need not mark any box if you wish to vote FOR the Transaction (as defined on reverse side). The Proxies cannot vote your shares unless you sign and return this card.

           (IMPORTANT -- TO BE DATED AND SIGNED ON REVERSE SIDE)   SEE
                                                                 REVERSE
                                                                   SIDE

[X] PLEASE MARK
    VOTES AS IN THIS EXAMPLE.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1


1. Approval and adoption of the proposed reorganization (the "Transaction") of Tenneco including: (i) the Distribution Agreement, dated as of November 1, 1996 (the "Distribution Agreement"), among Tenneco, New Tenneco Inc., a Delaware corporation ("New Tenneco") and Newport News Shipbuilding Inc., a Delaware corporation ("Newport News"), as such may be amended, supplemented or modified from time to time, pursuant to which, among other things, Tenneco will restructure, divide and separate its existing businesses and subsequently distribute (the "Distributions") pro rata to holders of Tenneco Common Stock all of the outstanding common stock of New Tenneco and all of the outstanding common stock of Newport News; (ii) the Amended and Restated Agreement and Plan of Merger, dated as of June 19, 1996 (the "Merger Agreement"), among El Paso Natural Gas Company, a Delaware corporation ("El Paso"), El Paso Merger Company, a Delaware corporation and indirect wholly owned subsidiary of El Paso ("El Paso Subsidiary"), and Tenneco, as such may be amended, supplemented or modified from time to time, pursuant to which, among other things, El Paso Subsidiary will be merged with and into Tenneco after consummation of the Distributions; (iii) the transactions contemplated by the Merger Agreement and the Distribution Agreement; and (iv) an amendment to the Certificate of Incorporation of Tenneco, as amended (the "Charter"), which will eliminate the rights, powers and preferences of the junior preferred stock of Tenneco specified in the Charter.

   FOR [_]   AGAINST [_]   ABSTAIN [_]

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2. In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the Special Meeting (including, without limitation, an adjournment of the Special Meeting to obtain a quorum, solicit additional votes in favor of proposal 1 and/or allow for fulfillment of certain conditions precedent to the Transaction).

THE SIGNER HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN BY THE SIGNER TO VOTE AT SAID MEETING OR ANY ADJOURNMENTS THEREOF.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

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Signature(s)                                                     Date